UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 5, 2021, Jeffrey R. Baker, Vice President - Chief Accounting Officer and Corporate Controller of The Clorox Company (the “Company”), provided notice of his intention to resign from the Company effective as of April 30, 2021.

(c) On April 6, 2021, the Management Development and Compensation Committee (the “MDCC”) of the Board of Directors of the Company appointed Laura Peck, age 44, as Vice President - Chief Accounting Officer & Corporate Controller, effective May 3, 2021, replacing Mr. Baker as Principal Accounting Officer as of the effective date of her appointment.

Ms. Peck is currently the Company’s Vice President – Accounting, a position she has held since August 2019. In this role, she is responsible for the Company’s external financial reporting process, consolidation of the Company’s financial results, and accounting policy and operations. Ms. Peck has over 20 years of accounting experience, including public accounting experience, having begun her career at Ernst & Young. Ms. Peck joined the Company in 2004 and has held a number of other senior leadership roles in the Company’s finance department during her tenure with the Company.

In connection with Ms. Peck’s appointment, on April 6, 2021, the MDCC approved Ms. Peck’s compensation package, including base salary of $325,000 and a short-term incentive target of 50% of her salary, in each case, effective as of May 3, 2021.

Ms. Peck has no familial relationships nor related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulation S-K (17 CFR 229.401(d) and 229.404(a)) in connection with her appointment described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: April 8, 2021	By:	/s/ Angela Hilt
Senior Vice President – Chief Legal Officer